Filed pursuant to Rule 497(e)

File Nos. 333-182079 and 811-22712

PREMIER MULTI-SERIES VIT

Supplement Dated January 18, 2013 to the

Statutory Prospectus and Statement of Additional Information dated August 30, 2012

Disclosure Relating to NFJ Dividend Value Portfolio

The Statutory Prospectus and Statement of Additional Information of NFJ Dividend Value Portfolio (the “Portfolio”), and in particular the sections of the Statutory Prospectus entitled “Principal Investments and Strategies of the Portfolio” and “Portfolio Distributions,” are hereby revised to reflect that the Portfolio intends to declare and distribute income dividends to shareholders of record annually.

Please retain this Supplement for future reference.